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                                                                Exhibit 24.1

CONFORMED
                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Marty R. Lindon, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Indian Village Community Bank and the Form SB-2 Registration Statement by Indian Village Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                            DATE
     ----                                            ----


/s/ Marty R. Lindon                             March 18, 1999
__________________________________________
Marty R. Lindon
President, Chief Executive Officer
and Director
(principal executive officer)
Indian Village Bancorp, Inc.

President, Chief Executive Officer
and Director
(principal executive officer)
Indian Village Community Bank


/s/ Lori S. Frantz                              March 18, 1999
__________________________________________
Lori S. Frantz
Vice President, Chief Financial Officer
and Treasurer
(principal accounting and financial officer)
Indian Village Bancorp, Inc.

Vice President, Chief Financial Officer
and Treasurer
(principal accounting and financial officer)
Indian Village Community Bank

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/s/ Rebecca S. Mastin                           March 18, 1999
__________________________________________
Rebecca S. Mastin
Chairperson of the Board
Indian Village Bancorp, Inc.

Chairperson of the Board
Indian Village Community Bank


/s/ John A. Beitzel                             March 18, 1999
__________________________________________
John A. Beitzel
Vice Chairman of the Board
Indian Village Bancorp, Inc.

Vice Chairman of the Board
Indian Village Community Bank


/s/ Michael A. Cochran                          March 18, 1999
__________________________________________
Michael A. Cochran
Corporate Secretary and Director
Indian Village Bancorp, Inc.

Corporate Secretary and Director
Indian Village Community Bank


/s/ Vernon E. Mishler                           March 18, 1999
__________________________________________
Vernon E. Mishler
Director
Indian Village Bancorp, Inc.

Director
Indian Village Community Bank


/s/ Joanne Limbach                              March 18, 1999
__________________________________________
Joanne Limbach
Director
Indian Village Bancorp, Inc.

Director
Indian Village Community Bank

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/s/ Cindy S. Knisely                            March 18, 1999
__________________________________________
Cindy S. Knisely
Director
Indian Village Bancorp, Inc.

Director
Indian Village Community Bank